EXHIBIT 10.1
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              YORKTOWN MANAGEMENT & FINANCIAL SERVICES, LLC MOLDS,
               GRINDER, ANCILLARY RESIN HANDLING EQUIPMENT, BUMPER
              CONTRACT, RAW MATERIALS AND FINISHED GOODS INVENTORY
                       PURCHASE AGREEMENT AND BILL OF SALE


            This AGREEMENT dated February 7, 2007, (the "Agreement"), is between Greystone Manufacturing LLC, an Oklahoma Limited Liability Company ("Greystone") and Yorktown Management & Financial Services, LLC an Oklahoma Limited Liability Company ("Yorktown").

            1.1 THE PURCHASE. On this Closing Date Yorktown has purchased from GREYSTONE and GREYSTONE has conveyed, transferred, sold and assigned to Yorktown 5 molds, resin handling equipment, grinding and ancillary equipment, Keystone Automotive bumper contract, raw materials and finished goods inventory described in Schedule A to this Agreement ("Purchased Assets").

            1.2 PURCHASE PRICE. The purchase price to be paid by Yorktown to Greystone for the Purchased Assets is $2,200,000.00 payable at Closing.

                        (a) GREYSTONE will deliver to Yorktown good title free of liens and encumbrances.

                        (b) Yorktown will deliver to GREYSTONE good funds in U.S. Dollars.

                    ARTICLE II. REPRESENTATIONS OF GREYSTONE

            Except as otherwise previously disclosed to Yorktown in writing, GREYSTONE represents to Yorktown as follows:

            2.1 ORGANIZATION; ETC. GREYSTONE is a company duly formed, validly existing and in good standing under the laws of the State of Oklahoma.

            2.2 AUTHORIZATION; ETC. GREYSTONE has the requisite power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. The management of GREYSTONE has duly authorized the execution and delivery of this Agreement and no further proceedings by GREYSTONE are necessary to authorize this Agreement. F&M Bank and Trust in Tulsa, OK has duly authorized the release of security in any items in this Agreement. These Agreements have been validly executed and delivered by GREYSTONE and are legal, valid and binding agreements of GREYSTONE.

            2.3 NO VIOLATION. Neither the execution and delivery of this Agreement, the performance by GREYSTONE of its obligations under this Agreement, nor the consummation of the transactions contemplated by this Agreement will (a) violate any obligation of GREYSTONE; (b) violate or be in conflict with, or constitute a default under, or permit the

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termination of, or cause the acceleration of the maturity of any debt or other obligation of GREYSTONE.

            2.4 GOOD WORKING ORDER. The Purchased Assets are in good working order and GREYSTONE has no knowledge of any defect.


                      ARTICLE III. MICELAENEOUS PROVISIONS

            3.1 GOVERNING LAW. This Agreement and the legal relations among the parties shall be governed by and construed in accordance with the laws of the State of Oklahoma.

            3.2 COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

            3.3 HEADINGS. The headings in this Agreement are inserted for convenience only and shall not constitute a part of this Agreement.

            3.4 ENTIRE AGREEMENT. This Agreement, including the schedules, lists and other documents referred to in this Agreement which form a part of this Agreement, embody the entire agreement and understanding of the parties in respect of the subject matter contained in this Agreement. There are no restrictions, promises, warranties, covenants or undertakings, other than those set forth or referred to in this Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to each subject matter.

            IN WITNESS WHEREOF, the parties have signed this Agreement on the dates first above written.


Greystone Manufacturing LLC        Yorktown Management & Financial Services, LLC


/s/ Robert Nelson                  /s/ Warren F. Kruger
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Robert Nelson, CFO                 Warren F. Kruger, Manager


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